Net interest income (Tables)	12 Months Ended
Dec. 31, 2022
Net interest income
Summary of net interest income

	2022	2021	2020
Interest income
Amounts due from financial institutions	221,136	71,106	126,619
Loans and advances to customers	2,557,721	1,359,169	809,628
Income from cash and cash equivalents in foreign currency	20,099	5,153	6,561
Others	3,702	—	—
Total interest income	2,802,658	1,435,428	942,808

Interest expenses
Securities issued	(689,849)	(207,670)	(73,597)
Deposits from customers	(1,057,637)	(294,237)	(93,319)
Saving	(80,993)	(25,640)	(8,745)
Securities acquired with agreements to resell	(77,312)	(10,097)	(5,056)
Borrowing and onlending (a)	(67,059)	(1,641)	(1,545)
Others	—	(3,957)	(2,073)
Total interest expense	(1,972,850)	(543,242)	(184,335)
Total	829,808	892,186	758,473

(a)    Refers to the interest expense of debentures issued for cash-out payments made to shareholders who opted to redeem their shares after the migration to the Nasdaq.